Exhibit 10.47

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”) is entered into as of January 26, 2009 (the “Effective Date”), by and between ARCA biopharma, Inc., a Delaware corporation, formerly known as Nuvelo, Inc. (“Assignee”), and ARCA biopharma Colorado, Inc., a Delaware corporation, formerly know as ARCA biopharma, Inc. (“Assignor”). Assignor and Assignee are each individually referred to herein as a “Party,” and collectively referred to as the “Parties.”

RECITALS

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume, all Assignor’s rights and obligations under that certain Amended and Restated Employment and Retention Agreement (the “Employment Agreement”) dated as of July 7, 2008, by and between Assignor and Richard Brewer.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Assignment and Assumption.

1.1 Assignor hereby assigns, transfers and sets over to Assignee, and Assignee hereby assumes, all Assignor’s right, title, interest, powers, privileges, remedies, duties, liabilities and obligations under the Employment Agreement. As of the Effective Date, Assignee shall become entitled to all such right, title, interest, powers, privileges and remedies of Assignor and subject to all such duties, liabilities and obligations of Assignor, in each case as if Assignee were the original party to the Employment Agreement.

1.2 As of the Effective Date, the term “Company,” as used in the Employment Agreement, shall refer to Assignee, and Assignee will be bound by and perform Assignor’s obligations under the Employment Agreement.

2. Miscellaneous.

2.1 This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Colorado, without regard to conflicts of law provisions.

2.2. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof. This Agreement shall not be altered, amended, modified or otherwise changed by any oral communications of any kind or character, or by any written communication, unless signed by a duly authorized representative of each of the Parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

ARCA BIOPHARMA, INC.

By:	/s/ Christopher D. Ozeroff
Name:	Christopher D. Ozeroff
Title:	Executive Vice President of Business Development and General Counsel

ARCA BIOPHARMA COLORADO, INC.

By:	/s/ Christopher D. Ozeroff
Name:	Christopher D. Ozeroff
Title:	Executive Vice President of Business Development and General Counsel

ACKNOWLEDGED AND AGREED:

/s/ Richard Brewer
Richard Brewer